SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D.C. 20549



                            FORM 8-K



             PURSUANT TO SECTION 13 OR 15(D) OF THE

                SECURITIES EXCHANGE ACT OF 1934







Date of Report Date of earliest event report)    February 3, 1997





Commission File Number                  0-12516





Dynamic Healthcare Technologies, Inc.


(Exact name of registrant as specified in its charter)





Florida                          0-12516              59-3389871


(State or other jurisdiction (Commission File Number)(IRS E.I.N.)

  of Incorporation)





101 Southhall Lane, Suite 210  Maitland, Florida      32751


(Address of principal executive offices)           (ZIP Code)





(407) 875-9991

(Registrant's telephone, including area code)







None

(Former name of former address, if changed from last report)







This report consists of twenty (20) pages.

                            FORM 8-K



                DYNAMIC HEALTHCARE TECHNOLOGIES, INC.

                         DECEMBER 17, 1996



Item 7.	Financial Statements and Exhibits



		The following financial statements are being filed pursuant to Item 7(a) and (b) of the Registrant's Form
 8-K dated December 17, 1996.





		(a) Financial Statements of Business Acquired



		Index							Page Number



		Independent Auditors' Report on the          3

          financial statements of Collaborative

          Medical Systems, Inc. as of December 31,

          1994 and 1995, and for the years then ended.



		Independent Accountant's Report on the       4

          Collaborative Medical Systems, Inc.

          Statements of Operations, of Cash Flows

          and of Changes in Stockholders' Equity

          for the year ended December 31, 1993.



		Balance sheets of Collaborative Medical      5

          Systems, Inc. as of December 31, 1994 and

          1995, and September 30, 1996 (unaudited).



		Statements of Operations of Collaborative    6

          Medical Systems, Inc. for the years ended

          December 31, 1993, 1994 and 1995, and for

          the nine months ended September 30, 1995

          (unaudited) and 1996 (unaudited).



		Statements of Changes in Stockholders'       7

          Equity of Collaborative Medical

		Systems, Inc. for the years ended December

          31, 1993, 1994 and 1995.



		Statements of Cash Flows of Collaborative    8

          Medical Systems, Inc. for the years ended

          December 31, 1993, 1994 and 1995, and for

          the nine months ended September 30, 1995

          (unaudited) and 1996 (unaudited).



		Notes to Financial Statements.			9

                 Report of Independent Auditors







Board of Directors and Stockholders

Collaborative Medical Systems, Inc.







We have audited the accompanying balance sheets of Collaborative Medical Systems, Inc. as of December 31, 1994 and 1995, and the related statements of operations, changes in stockholders' equity, and cash flows for the years then ended included in this Form 8-K. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Collaborative Medical Systems, Inc. as of December 31, 1994 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.






                            								/S/ERNST & YOUNG LLP







Boston, Massachusetts
February 23, 1996

                Report of Independent Accountants







Board of Directors and Stockholders

Collaborative Medical Systems, Inc.


In our opinion, the statements of operations, of cash flows and of changes in stockholders' equity for the year ended December 31, 1993 (appearing on pages 6 through 8 in this Form 8-K) present fairly, in all materials respects, the results of operations and cash flows of Collaborative Medical Systems, Inc. for the year ended December 31, 1993, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above. We have not audited the financial statements of Collaborative Medical Systems, Inc. for any period subsequent to December 31, 1993.







                                						/S/PRICE WATERHOUSE LLP
                                      Boston, MA
                                     	March 17, 1994


               COLLABORATIVE MEDICAL SYSTEMS, INC.

                          Balance Sheets



                                      December 31,	          September 30,
Assets       	                  1994         	   1995        	    1996
                                                               (Unaudited)

Current assets:

  Cash and
   cash equivalents         	 $562,014        $1,248,906         $640,496

  Available-for-sale
  securities                   505,625          	  --               --

  Accounts receivable,
   net of allowance for
   doubtful accounts of
   $75,000 and $80,000 as
   of December 31, 1994
   and 1995, respectively,
   and $80,000 as of
   September 30, 1996 	      2,328,505         1,964,768        1,555,991

  Costs and estimated
   earnings in excess of
   billings on uncompleted
   contracts               	   391,769          	194,925         138,534

  Prepaid expenses and
   other current assets        267,064          	232,877         223,824

  Receivable from
   stockholders                 	8,924            34,346           4,618

Total current assets         4,063,901         3,675,822       2,563,463

Fixed assets, net              611,065          	633,232         829,557

Computer software
 development costs,
 net of accumulated
 amortization of
 $1,013,122 and
 $1,176,022 as of
 December 31, 1994
 and 1995,
 respectively, and
 $1,244,509  as of
 September 30, 1996          	 270,100          	252,982     	   508,548

Restricted cash 	               60,000          	 60,000      	   60,000

Other assets 	                   1,025          	  1,525           1,525

                          $  5,006,091       $ 4,623,561     $ 3,963,093

Liabilities and stockholders' equity

Current liabilities:

  Book overdraft 	            $ 90,233         $ 161,030       $ 100,363

  Line of credit 	              70,000          	   --            88,000

  Accounts payable             256,747          	223,852         256,183

  Accrued expenses             322,433          	299,355         269,170

  Billings in excess
   of costs and estimated
   earnings on uncompleted
   contracts 	               1,395,864           620,826         561,251

  Deferred revenue           1,448,407         2,135,318       1,813,411

Total current liabilities 	  3,583,684         3,440,381       3,088,378

Deferred revenue                92,794          	324,237         153,745

Deferred rent                   81,359          	 82,877     	    84,016

Stockholders' equity:

  Common stock, no
   par value; 12,500
   shares authorized,
   380.10 and 387.86
   shares issued and
   outstanding on
   December 31, 1994
   and 1995, respectively,
   and 380.10 shares
   issued and outstanding
   on September 30, 1996 	      81,482           118,930          97,859

  Retained earnings          1,166,772           657,136         539,095

Total stockholders' equity	  1,248,254           776,066         636,954

 	                        $  5,006,091       $ 4,623,561     $ 3,963,093



See accompanying notes.



                    COLLABORATIVE MEDICAL SYSTEMS, INC.

                         Statements of Operations


                  				 Year Ended 	                      	 Nine Months Ended
                 				 December 31,	                       		   September 30,




                  1993            1994        1995          1995       1996
					                                                  (Unaudited) (Unauditded)

Operating Revenues:

 Computer
  system
  equipment
  sales and
  support     $1,049,623     $  851,931   $  640,784    $  406,307  $ 293,621

 Application
  software
  licenses     3,702,979      3,972,792    4,192,384     3,312,566  2,702,879

 Software
  support 	    2,230,926      2,844,910    3,292,240     2,410,831  2,709,284

 Services
 and other     1,061,850      1,241,946      811,059       651,038    693,471

  Total
   operating
   revenues    8,045,378      8,911,579    8,936,467     6,780,742  6,399,255


Operating
Expenses:

 Cost of
  products
  sold 	         946,779      	 701,023      512,317       388,698    254,352

 Client
  services
  expense      2,389,615      2,734,833    2,557,681     1,936,335  1,769,030

 Software
  development
  costs        1,704,569      2,564,575    2,864,622     2,158,431  2,274,703

 Sales
  and
  marketing
  costs     	  1,169,859      1,391,705    1,223,223       856,817    995,705

 General and
  administrative
  expense  	   1,416,500      1,306,975    1,853,895     1,479,524  1,383,480

  Total
   operating
   expenses    7,627,322      8,699,111    9,011,738     6,819,805  6,677,270



Income (loss)
 from
 operations      418,056       	212,468      (75,271)      (39,063)  (278,015)



Interest
 income 	         67,097         73,733      178,098       128,617    110,329


Interest
 expense 	       (13,460)        (3,481)        (236)         --        --



Net income
 (loss) 	     $  471,693     $  282,720   $  102,591     $  89,554  $(167,686)



See accompanying notes.




                  COLLABORATIVE MEDICAL SYSTEMS, INC.

              Statements of Changes in Stockholders' Equity



		                        Common Stock

                                                                Total
	                         Number of    Carrying     Retained    Shareholders'
                          Shares       Value        Earnings    Equity

Balance at
December 31, 1992 	       368.46       $ 48,169     $ 706,771   $ 754,940

 Exercise of stock
  options                   3.88          7,550      	   --         7,550

 Distribution to
  stockholders 	             --         	  --        (150,000)   (150,000)

 Net income 	                --            --         471,693     471,693



Balance at
December 31, 1993     	   372.34         55,719     1,028,464   1,084,183

 Surrender of stock
  to the Company      	    (3.88)       	  -- 	         -- 	        --

 Exercise of stock
  options   	              11.64         25,763         --         25,763

 Distribution to
  stockholders              --             --        (144,412)   (144,412)

 Net income 	               --             --         282,720     282,720



Balance at
 December 31, 1994    	   380.10         81,482     1,166,772   1,248,254

 Surrender of stock
  to the Company      	    (3.88)       	  --      	    --     	    --

 Exercise of stock
  options                  11.64         37,448         --         37,448

 Distribution to
  stockholders 	            --             --        (612,227)   (612,227)

 Net income   	             --             --         102,591     102,591


Balance at
December 31, 1995    	   387.86       $ 118,930     $ 657,136   $ 776,066



See accompanying notes.






                     COLLABORATIVE MEDICAL SYSTEMS, INC.

                          Statements of Cash Flows


                       Year ended December 31,           	Nine Months Ended
                                                            September 30,

Operating          1993        1994        1995         1995             1996
activities                                          (Unaudited)     (Unaudited)

Net income
(loss)         $ 471,693   $  282,720   $  102,591    $ 89,554       $(167,686)


Adjustments
 to reconcile
 net income
 to net cash
 provided by
 operating
 activities:

 Depreciation   197,039     	235,389      286,755      200,049         222,141

 Amortization
  of computer
  software
  development
  costs 	       125,825      477,688      162,900      122,066          68,487

 Write-off
  of computer
  software
  development
  costs 	        74,810    	      --        	 --            --          	  --

 Gain on
  disposal
  of fixed
  assets 	       (2,803)    	     --          --            --              --

 Bonus to
  employees
  in the form
  of common
  stock           3,775     	 25,763      37,448         	 --              --

 Changes in
  operating
  assets and
  liabilities:

  Accounts
   receivable,
   net         (113,415)  (1,064,124)   	363,737    1,065,035          408,777

  Costs and
   estimated
   earnings
   in excess of
   billings on
   uncompleted
   contracts    (23,090)    (102,987)     196,844      61,244           56,391

  Prepaid
   expenses
   and other
   current
   assets       (88,499)     (14,652)      34,187     87,177             9,053

  Receivable
   from
   stock-
   holders     (130,000)     121,076     	(25,422)     8,924            29,728

  Other
   assets        26,933       (1,025)        (500)    (1,809)               --

  Book
   overdraft     29,169      (43,807)      70,797    (90,233)          (60,667)

  Accounts
   payable      (37,349)      (9,005)     (32,895)  (205,607)           32,331

  Accrued
   expenses      54,470      167,201      (23,078)    10,035           (30,185)

  Billings in
   excess of
   costs and
   estimated
   earnings on
   uncompleted
   contracts    107,463     508,285      (775,038)  (656,456)          (59,575)

  Deferred
   revenue      389,659    	363,520       918,354    171,998         	(492,399)

  Deferred
   rent 	            --       1,512        1 ,518      1,138             1,139

Net cash
provided by
operating
activities    1,085,680     947,554     1,318,198    863,115            17,535

Investing
 activities

Purchase of
 fixed
 assets       (159,465)   (356,916)     (308,922)   (247,819)         (418,466)

Computer
 software
 development
 costs 	      (448,486)    (94,358)    	(145,782)   (112,649)         (324,053)

Sale
 (purchase)
 of
 available-
 for-sale
 securities      9,834    (505,625)       505,625    476,407              --


Net cash
 provided by
 (used in)
 investing
 activities   (598,117)   (956,899)        50,921    115,939          (742,519)

Financing
 activities

Proceeds
 from
 (payments
 of) line
 of credit         --       70,000        (70,000)   (70,000)           88,000

Payments
 of long-
 term debt    (84,975)    (100,025)            --         --                --

Proceeds
 from
 long-term
 debt 	       125,000           --             --         --                --

Proceeds
 from
 issuance
 (repurchase)
 of common
 stock          3,775           --             --         --           (21,071)

Contributions
 from
 (distribution
 to)
 stock-
 holders     (150,000)    (144,412)      (612,227)   (99,453)           49,645

Net cash
 provided
 by (used
 in)
 financing
 activities  (106,200)    (174,437)      (682,227)  (169,453)          116,574

Net increase
 (decrease)
 in cash
 and cash
 equivalents  381,363     (183,782)      	686,892     809,601         (608,410)

Cash and
 cash
 equivalents
 at the
 beginning
 of period    364,433      745,796        562,014     562,014        1,248,906

Cash and
 cash
 equivalents
 at the end
 of period  $ 745,796    $ 562,014     $1,248,906  $1,371,615         $640,496


See accompanying notes.


                  COLLABORATIVE MEDICAL SYSTEMS, INC.

                    Notes to Financial Statements

                          December 31, 1995


1.	Organization and Operations

	Collaborative Medical Systems, Inc. (the Company) was organized as a Massachusetts corporation on September 27, 1978. The Company designs, develops and markets information processing systems for the medical industry. The systems include proprietary software that operates on a wide variety of industry standard computer platforms including personal computers, workstations, mini-computers, networks and servers.

2.	Summary of Significant Accounting Policies

	Cash and Cash Equivalents

	The Company considers all highly liquid investment purchases with an original maturity of three months or less to be cash equivalents. The Company invests in high-grade money market accounts, commercial paper and treasury bills. Accordingly, the Company believes the investments are subject to minimal credit and market risk.

	Available-for-Sale Securities

	Effective January 1, 1994, the Company adopted the Statement of Financial Accounting Standards No. 115, "Accounting for
 Certain Investments in Debt and Equity Securities" (FAS
 115), to account for its securities. FAS 115 established the accounting and reporting requirements for investments in debt securities. All affected investment securities must be classified as either held-to-maturity, trading or available-for-sale. Held-to-maturity securities are carried at amortized cost basis. Trading securities are carried at fair value with unrealized holding gains and losses reported in the statement of operations. Available-for-sale securities are carried at fair value with unrealized holding gains and losses reported as a component of stockholders' equity. The adoption of FAS 115 had no material impact on the Company's financial position.

 At December 31, 1994, the Company's securities, with maturities within one year, were classified as available-for-sale securities and consisted of municipal bonds. The cost of these securities was $505,625 at December 31, 1994 which approximated fair market value.
 Accordingly, there were no associated unrealized gains and losses.

 The Company did not hold any available-for-sale securities at December 31, 1995.

	Fixed Assets

	Fixed assets are stated at cost and are depreciated using accelerated methods over the useful lives of the related assets ranging from five to seven years. Expenditures for repairs and maintenance are charged to expense as incurred.

	Computer Software Development Costs

	The Company's policy is to capitalize certain software development costs in accordance with Statement of Financial Accounting Standards No. 86. Under the Statement, software development costs shall be capitalized at the lower of cost or net realizable value beginning upon the establishment of technological feasibility of the related products as defined in the statement.

	Capitalized costs are amortized ratably over the estimated useful life of the products, generally four years.

	Deferred Rent

	The Company's lease on the office facility included scheduled base rent increases over the term of the lease. The total amount of the base rent payments is being charged to expense on the straight-line method over the term of the lease. The Company has recorded a deferred credit to reflect the excess of rent expense over the cash payments since inception of the lease.

               COLLABORATIVE MEDICAL SYSTEMS, INC.

2.	Summary of Significant Accounting Policies (continued)

	Revenue Recognition

	Revenue from consulting, programming and software license contracts is recognized pursuant to the related agreements based on progress towards completion of the contract. Labor hours are used to measure such progress. Payments received under these agreements prior to the completion of the related work are recorded as billings in excess of costs and estimated earnings on uncompleted contracts.

	Maintenance fees are billed in advance. Such revenue is recognized ratably over the term of the maintenance agreement and unearned fees are recorded as deferred revenue.

	Use of Estimates

	The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

	Concentration of Credit Risk

	Two customers accounted for approximately 25% and 31% of the Company's revenue during 1994 and 1995, respectively. In addition, these customers represented 8% and 14% of trade accounts receivable at December 31, 1994 and 1995, respectively.

	Income Taxes

	The Company provides for income taxes using the liability method as required by Statement of Financial Accounting Standards No. 109 (FAS 109), "Accounting for Income Taxes." Under FAS 109, tax provisions and credits are recorded at statutory rates for taxable items included in the statement of operations regardless of the period for which such items are reported for tax purposes. Deferred income taxes are recognized for temporary differences between financial statement and income tax bases of assets and liabilities which will be recognized for income tax return purposes in future years. Deferred tax assets are reduced by a valuation allowance when the Company cannot make the determination that it is more likely than not that some portion or all of the related tax asset will be realized.

	Reclassification

	Certain amounts were reclassified in 1993 and 1994 to permit comparison with 1995.

3.	Fixed Assets

	Fixed assets consisted of the following at December 31:




	                                    1994             1995

Office equipment and fixtures   $    514,323     $    559,385
Computer equipment                 1,149,363        1,411,504
Leasehold improvement 	              101,474          103,193
                                   1,765,160        2,074,082
Less accumulated depreciation      1,154,095        1,440,850
                                $    611,065     $    633,232




                    COLLABORATIVE MEDICAL SYSTEMS, INC.



                 Notes to Financial Statements (continued)

4.	Line of Credit

	The Company has a working capital line of credit under which it can borrow up to the lesser of $850,000 or 70% of eligible accounts receivable with interest payable monthly at the bank's prime rate plus .75% (9.25% at December 31, 1995). The principal balance is payable on demand and is secured by all of the Company's assets. In connection with the line of credit, the Company is required to comply with certain covenants, the most restrictive of which require the Company to maintain minimum amounts of profitability, working capital and tangible net worth. The Company was in compliance with all covenants at December 31, 1994, and at December 31, 1995.

	Availability under the line of credit was reduced by borrowings of $70,000 during the year ended December 31, 1994. The Company had no borrowings against the line of credit at December 31, 1995.

5.	Income Taxes

	No provision for federal income tax is required since the Company has elected, with consent of its stockholders, to be treated as an S Corporation under the provision of the Internal Revenue Code. Under Subchapter S, the stockholders include their respective share of Company income in their individual income tax returns for federal and certain state purposes. For the years ended December 31, 1993, 1994 and 1995, the provision for state income taxes was fully offset with the utilization of current and carryforward state tax credits.

	The Company's principal temporary differences result primarily from differences between the carrying amounts of assets and liabilities related to software contracts for financial reporting purposes and the amounts used for income tax purposes. These amounts were not material for the years ended December 31, 1993, 1994, nor 1995.

 The Company had state research and development tax credit carryforwards which may be used to reduced future state income tax liability. These credits total approximately $23,000, $62,000 and $94,000 at December 31, 1993, 1994, and
 1995 respectively. The state research and development tax credit carryforwards expire in 2009.

6.	Defined Contribution Plan

 In 1985, the Company adopted a defined contribution plan (the Plan), which meets the requirements of Section 401K of the Internal Revenue Code. All full-time employees who are at least 21 years of age are eligible to participate in the Plan . The Plan allows employees to contribute up to 20% of their salaries and the Company matches 30% of employees contributions up to 6% of employees' contributions or a maximum of $750 annually, whichever is higher.
 Additionally, the Company may make an annual profit sharing contribution to this plan at the discretion of the Board of Directors. No such discretionary contribution was made in 1993, 1994, or 1995. The Company made total contributions of $60,164, $65,564, and $70,590 for the years ended
 December 31, 1993, 1994, and 1995, respectively.

7.	Common Stock

	Stock Option  and Bonus Plan

	In December 1992, the Company adopted the Stock Option and Bonus Plan (the Option Plan). The Option Plan provides for the granting of stock options to specified key employees of the Company. The Option Plan allows for a maximum of 34.92 shares of common stock to be issued by December 31, 1995.
 At December 31, 1995, there were no shares available for future grant.

	Options are exercisable during specific option periods at a price equal to the book value per share as of the close of fiscal year preceding the particular option period.
 Management believes the book value per share approximates fair value. Once an option is granted, all shares under such option period must be exercised during that year. The difference between the book value and the exercise price at the exercise date is charged to expense in that period.

	During 1993, options for 3.88 shares were granted and exercised at a price of $1.946 per share. As allowed under the terms of the Option Plan, the option holders elected to receive 1.94 shares as a bonus and the remaining 1.94 shares were purchased.

               COLLABORATIVE MEDICAL SYSTEMS, INC.

7.	Common Stock (continued)

	Stock Option and Bonus Plan (continued)

 During 1994, options for 11.64 shares were granted and exercised at a price of $2,213 per share. As allowed under the terms of the Option Plan, the option holders elected to received 11.64 shares as a bonus.

 During 1995, options for 3.88 shares were surrendered to the Company and 11.64 shares were subsequently granted and exercised at a price of $3, 217 per share. As allowed under the terms of the Option Plan, the option holders elected to receive 3.88 shares as a bonus.

	Stockholder Agreement

	The Company and its stockholders are parties to a stock purchase agreement. The terms of the agreement require the Company to purchase the stockholders' shares of the Company in the event of death or termination of the stockholder.

	The purchase price per share is the net book value per share, as defined by the agreement.

 To facilitate this repurchase, the Company has purchased insurance policies on the lives of the major stockholders. In the event of the death of the stockholder, the lesser of the proceeds from the insurance policy or the repurchase price will be paid at the closing date, as defined in the agreement. In any event, not less than 10% of the repurchase price will be paid at closing. The balance, if any, of the repurchase price will be paid within four years of the closing in quarterly installments of principal, plus interest at prime rate plus 2%.

8.	Distribution to Stockholders

 The Company made payments to stockholders amounting to $150,000, $144,412 and $612,227 in 1993, 1994 and 1995,
 respectively, which were made to cover personal income tax liabilities of the stockholders relating to their share of the Company's profits.

9.	Commitments

	Operating Leases

 The Company leases its operating facility and certain office equipment under noncancelable operating leases. Future minimum commitments under these noncancelable leases are approximately as follows:



         Year Ending December 31,


                 1996                  $   533,000

                 1997 	                    513,000

                 1998 	                    505,000

                 1999 	                    463,000

	                                       $2,014,000


	Rent expense amounted to $535,200, $528,546 and $528,546 in 1993, 1994 and 1995, respectively.

	Letter of Credit

	At December 31, 1994 and 1995, the Company has an outstanding letter of credit in the amount of $60,000 securing future health benefits. This letter of credit is secured by a certificate of deposit which is included in restricted cash at December 31, 1994 and 1995.

                   COLLABORATIVE MEDICAL SYSTEMS, INC.

            Notes to Unaudited Condensed Financial Statements

             Nine Months Ended September 30, 1995 and 1996


1.	Unaudited Financial Statements

 The accompanying unaudited Condensed Balance Sheet as of September 30, 1996, and Condensed Statements of Operations for the nine month periods ended September 30, 1995 and 1996, have been prepared by management in conformity with generally accepted accounting principles for interim financial statements in accordance with Regulation S-X. Accordingly, they do not include all the disclosures required by generally accepted accounting principles for complete financial statements. All adjustments and accruals considered necessary for fair presentation of financial information have been included in the opinion of management. All adjustments made were of a normal recurring nature. Operating results for the nine month periods ended September 30, 1996, are not necessarily indicative of the operating results which may be expected for the year December 31, 1996.

2. 	Subsequent Events

 On December 17, 1996, the Company was merged into Collaborative Medical Systems Corporation a wholly owned subsidiary of Dynamic Healthcare Technologies, Inc. ("Dynamic"). The shareholders of the Company received $8,500,000, plus 1,000,000 common shares of Dynamic, and up to 600,000 contingently issuable common shares of Dynamic evidenced by 6,000 shares of non-voting, Convertible Series CM Preferred Stock of Dynamic, in exchange for all of the outstanding shares of the Company's common stock.

                                  FORM 8-K

                    DYNAMIC HEALTHCARE TECHNOLOGIES, INC.

                              DECEMBER 17, 1996


(b) 	Pro Forma Financial Information

 On May 1, 1996, as previously reported on Form 8-K, pursuant to the terms of a Merger Agreement by and among Dimensional Medicine, Inc. (LOTC:DIMM) of Minnetonka, Minnesota ("DMI"), National Computer Systems, Inc. (the principal shareholder of DMI), DMI Acquisition Corp. (a wholly owned subsidiary of the Registrant, hereafter "DMIAC"), and the Registrant, DMI was merged with and into DMIAC. The acquisition was accounted for as a purchase transaction for an aggregate purchase price including assumed indebtedness of $3,673,000.

 On December 17, 1996 pursuant to the terms of a Merger Agreement by and among Collaborative Medical Systems, Inc. of Waltham, Massachusetts ("CoMed"), Collaborative Medical Systems Corporation (a wholly owned subsidiary of the Registrant, hereafter "Newco"), and the Registrant, CoMed was merged with and into Newco. Under the terms of the Merger Agreement the Registrant paid $8,500,000 cash, issued 1,000,000 shares of restricted common stock, and 6,000 shares of Series CM Non-Voting, Convertible Preferred Stock ("Series CM Preferred Stock") to the shareholders of CoMed. The Series CM Preferred Stock shall be automatically convertible into shares of the Registrant's common stock at the close of business on August 29, 1997 ("Contingent Shares"), pursuant to a formula based upon the average closing bid and ask price of the Registrant's common stock as quoted on the National Market for the five (5) trading day period ending August 29, 1997 (the "CSAVG"). If the CSAVG is greater than or equal to $8.00, an aggregate of 100 shares of the Registrant's common will be issued as Contingent Shares: if the CSAVG is less than or equal to $5.00, then an aggregate of 600,000 shares of the Registrant's common stock will be issued as Contingent
 Shares: and if the CSAVG is greater than $5.00 but less than $8.00, then the number of shares of the Registrant's common stock to be issued as Contingent Shares will be pro-rated accordingly. Funds for the transactions came from the Registrant's cash resources. Terms of the Merger Agreement were based upon arms length negotiations.

 Both Newco, and DMIAC were formed through the issuance of 100 common shares $.01 par value of each entity to the Registrant for $100. On September 25, 1996, DMIAC was merged with and into Dynamic Healthcare Technologies, Inc.

     Pro Forma Condensed Combined Balance Sheet

 The following unaudited pro forma condensed combined balance sheet as of September 30, 1996 has been prepared based upon certain pro forma adjustments to the September 30, 1996 balance sheet of Dynamic Healthcare Technologies, Inc. (the "Company"), as described below, including giving effect to the merger of CoMed into Newco as if the transaction had occurred on September 30, 1996. The pro forma condensed combined balance sheet should be read in conjunction with the notes thereto and the historical financial statements of the Company previously filed on Form 10-Q for the period ending September 30, 1996, and of CoMed included elsewhere in this Form 8-K.





             Company   Pro Forma  Company   CoMed      CoMed                 Combined
               As        Stock      Pro       As      Purchase               Pro
            Reported     Issue     Forma   Reported  Adjustments  Reference  Forma
            Sept. 30  Adjustments  Sept. 30 Sept. 30,                        Sept. 30,
              1996     	  (1) 	     1996     1996 	    	                     1996



Assets

Current
assets:

 Cash
 and
 equivalents
       $   546,102 $17,159,287 $17,705,389 $640,496	($9,326,414)(2) $9,019,471

 Accounts
 receivable,
 net    	2,769,644               2,769,644 $1,555,991                 4,325,635

 Unbilled receivables 	1,041,180  	 	1,041,180

138,534  	 	 	1,179,714

  Lease receivables - current 	185,447  	 	185,447

0  	 	 	185,447

  Other 	          392,343  	 	          392,343
228,442  	 	 	         620,785

Total current assets 	4,934,716  	 	22,094,003

2,563,463  	 	 	15,331,052



Fixed assets, net 	1,620,827  	 	1,620,827  	829,557

 	 	2,450,384

Capitalized software, net 	4,044,350  	 	4,044,350

508,548  	(138,548) 	(4) 	4,414,350

Goodwill, net 	757,339  	 	757,339  	0  	1,770,000

(4) 	2,527,339

Lease receivables - non         current 	 212,855

 212,855  	 0  	  	 	 212,855

Deferred stock issuance        costs 	 714,846  	 (714,846) 	 0
	 0  	 	 	 0

Other 	            25,253  	 	            25,253
61,525  	      185,000  	(4) 	         271,778

	$12,310,186  	  	$28,754,627  	$3,963,093

$25,207,758

Liabilities & Equity

Current liabilities:

  Accounts payable &              accrued expenses 	 $2,767,178
	 (38,481) 	 $2,728,697  	 $625,716  	 184,361  	 (2)
$3,538,774

  Preferred stock dividends      payable 	 166,100

  	 166,100  	 0  	 	 	 166,100

  Deferred revenue 	1,916,680  	 	1,916,680

1,813,411  	 	 	3,730,091

  Advanced billings 	128,763  	 	128,763  	561,251

 	 	690,014

  Other 	          210,857  	 	          210,857
88,000  	 	 	         298,857

Total current liabilities 	5,189,578  	 	5,151,097

3,088,378  	 	 	8,423,836



Bank note payable 	2,743,882  	(2,743,882) 	0  	0

 	0

Subordinated notes payable    - related parties 	 1,000,000
(1,000,000) 	 0  	 0  	 	 	 0

Other liabilities 	          182,885  	 	          182,885
     237,761  	 	 	         420,646

 	9,116,345  	 	5,333,982  	3,326,139

8,844,482

Stockholders' equity:

  Series CM preferred stock 	0  	 	0  	0  	60  	(3)

60

  Common stock 	114,048  	38,925  	152,973  	97,859

(87,859) 	(3) 	162,973

  Additional paid-in capital 	12,795,239

20,187,879  	32,983,118  	0  	7,990,440  	(3)

40,973,558

  Retained earnings/(deficit) 	      (9,715,446)
(9,715,446) 	          539,095  	(15,596,964) 	(5)
(24,773,315)

Total shareholders' equity 	       3,193,841  	 	    23,420,645
	          636,954  	 	 	    16,363,276

 	$12,310,186  	 	$28,754,627  	$3,963,093

$25,207,758


See accompanying notes.


Notes To Unaudited Pro Forma Condensed Combined Balance Sheet

The unaudited pro forma condensed combined balance sheet gives effect to the following pro forma adjustments:

(1)	On October 2, 1996 the Company received proceeds of
    $20,941,650 from the issuance of 3,892,500 shares of common
    stock at 	$5.75 per share net of underwriting concessions of
    $1,440,225. Pursuant to the terms of the offering a portion of the proceeds were immediately used to repay the subordinated notes payable of $1,000,000, the bank note payable of $2,743,882, and accrued interest on October 2, 1996 attributable to the notes payable of $38,481. The Pro Forma Stock Issue Adjustments gives effect to the October 2, 1996 issuance of common stock, the receipt and immediate application of the proceeds as more fully described above, and the realization of the deferred stock issuance costs of $714,846, as if these transactions had occurred on September 30, 1996.

(2)	Reflects the payment of $8,500,000 to the shareholders of
    CoMed plus $826,414 of costs directly related to the acquisition of CoMed, and estimated accruals of $184,361 as of September
    31,1996.

(3) 	Reflects the issuance of 6,000 shares of the Company's
     Series CM Non-voting Convertible Preferred Stock, par value
     $.01, 1,000,000 shares of the Company's Common Stock, par value $.01, for a total consideration of $8,000,500, and the elimination of the previously outstanding common stock of CoMed.

(4)	Reflects basis adjustments to the carrying value of
    capitalized software, goodwill and other intangibles created by the acquisition.

(5)	Reflects the elimination of the previous retained earnings
    of CoMed, and the write off of in process research and development of $15,057,569 related to the acquisition of CoMed.

                 Pro Forma Condensed Consolidated Statements of Operation

The following unaudited pro forma condensed consolidated statements of operations have been prepared based upon certain pro forma adjustments to the historical financial statements of Dynamic Healthcare Technologies, Inc., of DMI and of CoMed included elsewhere in this Form 8-K.

The historical information for the year ended December 31, 1995 combines operating information for Dynamic Healthcare Technologies, Inc. previously reported on Form 10-K for its year ending December 31, 1995, with operating information of DMI for the first nine months of December 31, 1995 (of its fiscal year ended March 31, 1996), previously reported on its Form 10-QSB for the nine months ended December 31, 1995, and the fourth quarter of its fiscal year ended March 31, 1995, previously reported on its Form 10-KSB for the year ended March 31, 1995, and with the operating information of CoMed for its year ended December 31, 1995 included elsewhere in this Form 8-K. The historical consolidated operating information for the nine months ended September 30, 1996 combines the first three quarters of audited consolidated information of Dynamic Healthcare Technologies, Inc. the fourth quarter of DMI's fiscal year ended March 31, 1996 previously reported on its Form 10-KSB for the year ended March 31, 1996, DMI's unaudited operations from April 1, 1996 until May 1, 1996 (the acquisition date), and CoMed's operations for the nine months ended September 30, 1996 included elsewhere in this Form 8-K.


The pro forma condensed consolidated statements of operations for the year ended December 31, 1995 and for the nine months ended September 30, 1996 give effect to the acquisitions of DMI and CoMed as if the transaction had occurred on January 1, 1995. The material nonrecurring write off of in process research and development of $15,057,569 related to the CoMed acquisition is not considered in the pro forma condensed consolidated statements of operation.


                                   Year Ended December 31, 1995



               	Company    	DMI     	CoMed
                   As       As         As        ProForma
                Reported  Reported  Reference  Adjustments  Reference  Pro Forma

Operating
 revenues:

 Computer
  system
  equipment
  sales   	  $1,101,017	$1,518,397 $  640,784  $                    $3,260,198

 Application
  software
  licenses   	2,428,928  2,048,080 	4,192,384                       	8,669,392

 Software
  support    	3,731,149 	1,166,292  3,292,240                   	 	 	8,189,681

 Services
  & other     1,625,242    530,451    811,059  	              	 	    2,966,752

  Total
   operating
   revenue    8,886,336  5,263,220  8,936,467         0         	 	 23,086,023

 Operating
  expenses:

  Cost of
   products
   sold        	880,639  1,005,926    512,317  	 	                  	2,398,882

  Client
   services
   expenses  	2,824,987 	1,609,263  2,557,681     (83,000)	   (2)   	6,908,931

  Software
   development
   cost      	1,642,825 	1,254,533  2,864,622       	(900)	 (2)&(3) 	5,761,080

   Sales &
    marketing	1,931,178   	773,259 	1,223,223     (26,000)   	(2)   	3,901,660

   General &
    admin.
    expense   1,768,005    636,169  1,853,895     211,857  	(2)&(6)  4,469,926

    Total
     operating
     expenses 9,047,634  5,279,150  9,011,738     101,957      	 	  23,440,479

   Income
    (loss)
    from
    operations (161,298)   (15,930)  (75,271)   	(101,957)         	 	(354,456)

   Other
    income
    (expense)  (351,325) 	(163,693)  177,862       88,000    	 (4)    (249,156)

   Income
    (loss)
    before
    taxes     	(512,623) 	(179,623)  102,591     	(13,957)         	 	(603,612)

   Provision
    for income
    taxes             0    180,969         0     (180,969)    	(5)           0

   Net
    earnings
    (loss)  	$ (512,623) 	$  1,346 	$102,591 	  $(194,926)    	(8) 	$ (603,612)

   Net
    earnings
    (loss)
    available
    for common
    share-
    holders $ (537,467)                                             	$(628,456)

    Net
     earnings
     (loss)
     per
     common
     share 	$    (.08)                             	 	 	 	 	         $    (.08)

   Weighted
    average
    number
    of common
    and common
    equivalent
    shares
    out-
    standing  6,443,294        0 	   1,000,000 	 	              (7)  $7,443,294


See accompanying notes.


                                 Nine Months Ended September 30, 1996


              	Company     	DMI        CoMed
                  As         As          As       Pro Forma
               Reported    Reported   Reported  Adjustments  Reference  Pro Forma

Operating
 revenues:                		(9)

 Computer
  system
  equipment
  sales       $2,466,560  $ 445,017  $ 293,621 	$                  	$3,205,198

  Application
   software
   licenses   	2,614,183    162,454  2,702,879  	(128,610) 	        	5,350,906

  Software
   support    	3,672,690 	  433,444  2,709,284                  	 	 	6,815,418

  Services
   & other     1,784,471     92,845    693,471                	 	    2,570,787

    Total
     operating
     revenue  10,537,904  1,133,759  6,399,255   (128,610) 	(1)  	  17,942,309



Operating expenses:

  Cost of
   products
   sold       	2,131,265   378,387     254,352                      	2,764,004

  Client
   services
   expenses   	3,509,642	  580,582   1,769,030  	(41,000) 	(2)      	5,818,254

  Software
   development
   cost       	1,484,858  	373,550   2,274,703   	(5,987) 	(2) & (3)	4,127,124

  Sales &
   marketing 	 2,431,916  	213,225  	  995,705   (15,000) 	(2)      	3,625,846

  General &
   admin.
   expense     1,536,856   565,995   1,383,480   168,143  	(2) & (6) 3,654,474

    Total
     operating
     expenses 11,094,537 2,111,740   6,677,270   106,156     	 	    19,989,702



Operating
 income (loss) 	(556,633) (977,981)   (278,015) 	(234,766) 	       	(2,047,393)

Other income
 (expense)      (209,182)  (33,556)    110,329     44,000  	(4)        (88,409)

Income
 (loss)
 before
 taxes         	(765,815)	(1,011,535) (167,686) 	(190,766) 	       	(2,135,802)

Provision
 for income
 taxes                 0     293,884         0   (293,884) 	(5)              0

Net earnings
 (loss) 	    $  (765,815)	$  (717,651) $(167,686)	$(484,650)	(8) 	  $(2,135,802)



Net earnings
 (loss)
 available
 for common
 share-
 holders    $(1,016,853)                                           $(2,386,840)

Net earnings
 (loss) per
 common
 share 	    $      (.15) 	                           	 	 	      	  $      (.31)

Weighted
 average
 number of
 common and
 common
 equivalent
 shares
 outstanding  6,709,498 	       0 	        1,000,000 	 	  (7) 	      7,709,498



See accompanying notes.


Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

The pro forma condensed consolidated statements of operations give effect to the following pro forma adjustments:

(1)	Reflects an adjustment to conform the revenue recognition
    principles of DMI to those of the Company.

(2)	Reflects the decrease in depreciation expense resulting from the change in the depreciable basis of the assets of DMI and
    CoMed 	assumed acquired on January 1, 1995, for the year ended
    December 31, 1995 of $(111,000) and $(106,000), respectively,
    and for	the nine months ended September 30, 1996 of $(37,000)
    and $(86,000), respectively.

(3)	Reflects the increase (decrease) in the amortization of
    software development costs resulting from the change in the
    amortizable 	basis of DMI and CoMed acquired on January 1, 1995,
    for the year ended December 31, 1995 of $153,000 and $(88,900),
  		respectively, and for the nine months ended September 30, 1996 of $51,000 and $(12,987), respectively.

(4)	Reflects the elimination of interest expense from interest
    bearing debt of DMI extinguished by the assumed purchase of DMI,
    net	of the elimination of interest earned on cash equivalents
    used by the assumed purchase.

(5)	Reflects the elimination of the income tax benefit
    previously recognized by DMI through a tax sharing agreement with DMI's previous majority owner.

(6)	Reflects the increased expense of $254,857 and $191,143,
    resulting principally from the amortization of goodwill acquired
    by the	assumed purchase of CoMed on January 1, 1995, for the
    year ended December 31, 1995 and the nine months ended September
  		30, 1996, respectively.

(7)	Reflects the additional 1,000,000 shares of common stock
    issued in connection with the acquisition of CoMed. No shares
    were	issued in connection with the acquisition of DMI.

(8)	The pro forma net earnings (loss) does not reflect the write off of in process research and development of $15,057,869
    acquired	in the CoMed merger.

(9)	Reflects DMI's results for the period from January 1, 1996
    through May 1, 1996 (the acquisition date), only.  Results of
	  	operations subsequent to acquisition are included in the operating results of the Company as reported.

SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                               					DYNAMIC HEALTHCARE TECHNOLOGIES, INC.
                               					(Registrant)






Date:  February 3, 1997            	/S/MITCHEL J. LASKEY
                                    Mitchel J. Laskey
                               					President, CEO






Date:  February 3, 1997            	/S/PAUL S. GLOVER
                                    Paul S. Glover
                               					Vice President of Finance, CFO